                                                                   EXHIBIT 10.33

                   AMENDMENT TO PRODUCT DEVELOPMENT AGREEMENT

     THIS AMENDMENT (the "Amendment") to the Product Development Agreement (the "Agreement"), dated as of May 9, 2000 by and between Toshiba Corporation, a Japanese corporation with a principal place of business at 1-1, Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan, (hereinafter "Toshiba"), and SanDisk Corporation, a Delaware corporation with a principal place of business at 140 Caspian Court, Sunnyvale, CA 94089, U. S. A. (hereinafter "SanDisk"), is dated and effective as of April 10, 2002.

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, Toshiba and SanDisk have entered into a New Master Agreement dated as of April 10, 2002;

     WHEREAS, Toshiba and SanDisk desire to amend the Agreement in order to make it consistent with the terms and conditions of the New Master Agreement.

     NOW THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

                                A G R E E M E N T
                                - - - - - - - - -

     1. Amendment to Exhibit B to the Agreement. Exhibit B to the Agreement is
        ---------------------------------------
hereby deleted in its entirety and the Exhibit B attached hereto is substituted in lieu thereof.

     2. Information Exchange. Each of Toshiba and SanDisk agree to provide to
        --------------------
the other party certain information relating to product development, including without limitation, the information set forth on Exhibit D attached hereto.

     3. Governing Law. This Amendment shall be governed by and construed in
        -------------
accordance with the Governing Law provision incorporated by reference into the Agreement.

     4. Effect of this Amendment. Except as specifically amended hereby, the
        ------------------------
Agreement shall remain in full force and effect as in existence on the date hereof and is hereby ratified and confirmed in all respects.

     5. Counterparts. This Amendment may be executed in any number of
        ------------
counterparts which together shall constitute one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]


CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                    TOSHIBA CORPORATION


                                    By: /s/ Takeshi Nakagawa
                                        ----------------------------------------
                                    Name:  Takeshi Nakagawa
                                    Title:  Corporate Senior Vice President
                                            President & CEO
                                            Semiconductor Company



                                    SANDISK CORPORATION


                                    By: /s/ Eli Harari
                                        ----------------------------------------
                                    Name:  Eli Harari
                                    Title:  President & Chief Executive Officer



                         [Signature Page to Amendment to
                         Product Development Agreement]

                                    Exhibit B
                                    ---------

                       SHARING OF WAFER PROCESSING COSTS -
       (For Jointly Developed Products and Jointly Developed Controllers)
       ------------------------------------------------------------------

                           Jointly Developed Products
                           --------------------------

                                   SanDisk                    Toshiba
                                   -------                    -------
(1) 1H/2000                        [***]                      [***]

(2) 2H/2000                        [***]                      [***]

(3) 1H/2001                        [***]                      [***]

(4) 2H/2001                        [***]                      [***]

(5) 1Q/2002                        [***]                      [***]

(6) 2Q/2002                        [***]                      [***]

(7) 3Q/2002                        [***]                      [***]

(8) 4Q/2002                        [***]                      [***]

(9) 1Q/2003 and beyond             [***]

                          Jointly Developed Controllers
                          -----------------------------

(1) Wafer processing cost associated with Jointly Developed Controllers will be shared by the parties as determined by the Coordinating Committee in accordance with Article 3.2.

Note 1: All costs charged pursuant to this Exhibit B are direct costs and have been referred to by the parties as Direct R&D charges. Original back-up information and financial detail of all such charges shall be made available to the party paying the shared expense, and all such charges are subject to financial audit by the external auditors of the party paying the charge. The party receiving payment shall cooperate with all reasonable requests to view and make copies of financial back-up and financial detail material associated with the charges.

Note 2: Payments specified above shall be made within sixty (60) days after receipt of invoice issued at the end of each calendar half year.


[***] INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED
      SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                    Exhibit D
                                    ---------

                              Information Exchange

-------------------------------------------------------------------------------------------------------------------
Name of Report / Data                  Description                                Frequency
-------------------------------------------------------------------------------------------------------------------
17. Status of new technology           Details of each new product                Monthly - by the 15th day of next
qualification and production schedule                                             month
-------------------------------------------------------------------------------------------------------------------
18. Design rule documentation          Description of design rules                Whenever change is made
-------------------------------------------------------------------------------------------------------------------
19. DRC / LVS runset                   DRC/LVS runset file and version control    Whenever change is made
-------------------------------------------------------------------------------------------------------------------
20. Database of product                OPUS data base for each product            After tapeout
-------------------------------------------------------------------------------------------------------------------
21. Feature set change or new          New function and specification             Making decision jointly  Document
features                                                                          sent after finalized
-------------------------------------------------------------------------------------------------------------------
22. Design review document             Description of specification, circuit      Before tapeout
                                       review and design rule
-------------------------------------------------------------------------------------------------------------------
23. Characterization report (product   AC/DC characteristics                      At release of new product or
level)                                 Reliability and qualification report       release of product change
-------------------------------------------------------------------------------------------------------------------
24. Simulation models                  SPICE model                                Beginning of circuit design cycles
-------------------------------------------------------------------------------------------------------------------
25. Transistor characteristics and     Specification for each device,             Beginning of circuit design cycles
detailed device information            Transistor measurement data,
                                       Measurement data of each device
-------------------------------------------------------------------------------------------------------------------
26. Design change / revision history   Description of data base revision with     Document due after each design
                                       design change information                  change
-------------------------------------------------------------------------------------------------------------------
27. Preliminary information of new     Device Target specification                At the time new technology
technology                                                                        development begins
-------------------------------------------------------------------------------------------------------------------
28. Process cross-section              Cross-sectional view                       At the time of process change and
                                                                                  technology
-------------------------------------------------------------------------------------------------------------------
29. Process flow                       Current POR                                At the time of process change and
                                                                                  technology
-------------------------------------------------------------------------------------------------------------------